Exhibit 10.3

EXECUTION COPY

THIRD AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS THIRD AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of December 23, 2020, by and between Hospitality Investors Trust, Inc., a Maryland corporation (the “Company”), and Bruce A. Riggins (“Executive”).

WHEREAS, Executive is currently employed by the Company pursuant to an employment agreement dated as of May 8, 2019 between the Company and Executive, as amended August 7, 2019 and February 12, 2020 (the “Employment Agreement”);

WHEREAS, Section 6.2 of the Employment Agreement requires that any modification or amendment of the Employment Agreement be in writing and executed by both the Company and Executive; and

WHEREAS, following discussion and consultation with AETHOS Consulting Group, the Company’s compensation consultant, and in light of, among other factors, the impact of the ongoing coronavirus pandemic on the Company’s business and results of operations, the Company and Executive now desire to amend the Employment Agreement as more particularly set forth herein, in accordance with Section 6.2 of the Employment Agreement.

NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby adopt this Amendment, which provides as follows:

1.            The following sentence shall be added as a new last sentence of Section 3.2 of the Employment Agreement:

“Notwithstanding anything to the contrary contained in this Section 3.2 or any other provision of this Agreement, the Annual Bonus for the 2020 fiscal year (i) shall not be based on the achievement of individual and Company performance goals previously established by the Board or the Committee after consultation with Executive and shall instead be determined by the Committee in its sole discretion no later than December 31, 2020, and (ii) will be paid no later than January 15, 2021, subject to Executive’s continued employment through the date of payment.”

2.            The following sentence shall be added as a new last sentence of Section 3.3 of the Employment Agreement:

“Notwithstanding anything to the contrary contained in this Section 3.3 or any other provision of this Agreement, there shall be no LTIP Annual Award for the 2020 fiscal year such that Executive shall have no entitlement to receive any RSUs or any other equity award from the Company pursuant to this Agreement with respect to the 2020 fiscal year and Executive hereby waives any right under this Agreement thereto.”

3.            Effective as of the date hereof, this Amendment amends and is hereby incorporated in and forms a part of the Employment Agreement, and except as amended hereby, the Employment Agreement is confirmed in all respects and remains in full force and effect. The Employment Agreement and this Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or agreements relating thereto, whether written or oral. This Amendment and the Employment Agreement shall be read and construed mutatis mutandis so as to give full effect to the intention of Sections 1and 2 hereof. No amendment or modification of this Amendment shall be valid or binding upon the parties unless in writing and signed by the parties hereto.

4.            The parties agree that if any provision of this Amendment is found to be invalid or unenforceable, it will not affect the validity or enforceability of any other provision. The parties agree that this Amendment shall be governed by, interpreted and construed in accordance with the internal laws of the State of New York without regard to its conflicts of law provisions.

5.            This Amendment may be executed in one of more counterparts, each of which so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. This Amendment shall be deemed fully executed and delivered when signed by the signatories hereto and delivered via PDF.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

HOSPITALITY INVESTORS TRUST, INC.

By:	/s/ Jonathan P. Mehlman
Name:	Jonathan P. Mehlman
Its:	President and Chief Executive Officer

EXECUTIVE

By:	/s/ Bruce A. Riggins
Name:	Bruce A. Riggins